                                                                   Exhibit 99

                            JOINT FILER INFORMATION

Joint Filer Name:                            August Capital Management III LLC

Address:                                     2480 Sand Hill Road, Suite 101
                                             Menlo Park, California 94025

Designated Filer:                            August Capital Management III, L.L.C.

Date of Event Requiring Statement:           12/11/03

Issuer Name and Ticker or Trading Symbol:    Business Objects S.A. (BOBJ)

Joint Filer Name:                            August Capital III LP

Address:                                     2480 Sand Hill Road, Suite 101
                                             Menlo Park, California 94025

Designated Filer:                            August Capital Management III, L.L.C.

Date of Event Requiring Statement:           12/11/03

Issuer Name and Ticker or Trading Symbol:    Business Objects S.A. (BOBJ)

Joint Filer Name:                            August Capital Strategic Partners III LP

Address:                                     2480 Sand Hill Road, Suite 101
                                             Menlo Park, California 94025

Designated Filer:                            August Capital Management III, L.L.C.

Date of Event Requiring Statement:           12/11/03

Issuer Name and Ticker or Trading Symbol:    Business Objects S.A. (BOBJ)

Joint Filer Name:                            August Capital III Founders Fund LP

Address:                                     2480 Sand Hill Road, Suite 101
                                             Menlo Park, California 94025

Designated Filer:                            August Capital Management III, L.L.C.

Date of Event Requiring Statement:           12/11/03

Issuer Name and Ticker or Trading Symbol:    Business Objects S.A. (BOBJ)

Joint Filer Name:                            Marquardt, David F.

Address:                                     2480 Sand Hill Road, Suite 101
                                             Menlo Park, California 94025

Designated Filer:                            August Capital Management III, L.L.C.

Date of Event Requiring Statement:           12/11/03

Issuer Name and Ticker or Trading Symbol:    Business Objects S.A. (BOBJ)

Joint Filer Name:                            Rappaport, Andrew S.

Address:                                     2480 Sand Hill Road, Suite 101
                                             Menlo Park, California 94025

Designated Filer:                            August Capital Management III, L.L.C.

Date of Event Requiring Statement:           12/11/03

Issuer Name and Ticker or Trading Symbol:    Business Objects S.A. (BOBJ)

Joint Filer Name:                            Johnston, John R.

Address:                                     2480 Sand Hill Road, Suite 101
                                             Menlo Park, California 94025

Designated Filer:                            August Capital Management III, L.L.C.

Date of Event Requiring Statement:           12/11/03

Issuer Name and Ticker or Trading Symbol:    Business Objects S.A. (BOBJ)